Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
NOTE 27	Subsequent Events

On February 19, 2013, TSYS and NetSpend, a leading provider of general purpose reloadable (GPR) prepaid debit cards and related financial services to underbanked consumers in the United States, announced that they entered into a definitive agreement pursuant to which, upon the terms and subject to the conditions set forth in the agreement, TSYS will acquire NetSpend in an all cash transaction valued at approximately $1.4 billion. Under terms of the agreement, NetSpend shareholders will receive $16.00 in cash for each share of NetSpend common stock. The Company intends to finance the NetSpend acquisition with cash on hand and approximately $1.3 billion of additional indebtedness. In connection with the transaction, the Company entered into a commitment letter with certain of its lenders to provide a $1.2 billion bridge term loan facility to finance the NetSpend acquisition to the extent the Company has not obtained alternative financing before the closing of the transaction. The transaction is currently expected to close in mid-2013 and is subject to customary closing conditions, including approval by NetSpend shareholders, and required regulatory approvals. For additional information regarding the transaction, see TSYS’ Current Report on Form 8-K filed on February 19, 2013, which includes the press release announcing the NetSpend acquisition, the merger agreement for the transaction, and the commitment letter for the bridge term loan facility. There can be no assurance that the proposed acquisition will be completed, or if it is completed, that the expected benefits of the transaction will be realized.

Management performed an evaluation of the Company’s activities through February 26, 2013, the issuance date of these financial statements, and has concluded that other than as set forth above, there are no significant subsequent events requiring disclosure.